Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 26, 2010,

with respect to

Thrivent Partner Worldwide Allocation Fund

The summary section of the prospectus for Thrivent Partner Worldwide Allocation Fund is amended. The description under “Portfolio Manager(s)” of the portfolio managers for Principal Global Investors, LLC is deleted and replaced with the following:

Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Fund since 2010 and 2008, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies, oversees Principal’s investment research in Japan and manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

The “Portfolio Management” section of the prospectus is also amended. The description of the portfolio managers for Principal Global Investors, LLC under Thrivent Partner Worldwide Allocation Fund is deleted and replaced with the following:

Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Fund since 2010 and 2008, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies, oversees Principal’s investment research in Japan and manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

The date of this Supplement is April 14, 2010.

Please include this Supplement with your Prospectus.

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